UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

THE REAL GOOD FOOD COMPANY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

PROXY TABULATOR, P.O. BOX 8016, CARY, NC 27512-9903 The Real Good Food Company, Inc. Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting To Be Held On August 16, 2023 For Stockholders of record as of June 20, 2023 This communication presents only an overview of the more complete proxy materials that are available to you via the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy materials, and to obtain directions to attend the 2023 Annual Meeting, go to: www.proxydocs.com/RGF To vote your proxy while visiting this site, you will need the 12-digit control number in the shaded box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available via the internet. For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/RGF Have the 12-digit control number located in the shaded box above available when you access the website and follow the instructions. If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for the 2022 Annual Meeting, you must make this request on or before August 4, 2023. To order paper materials, use one of the following methods. INTERNET www.investorelections.com/RGF TELEPHONE (866) 648-8133 When requesting via the Internet or telephone you will need the 12-digit control number located in the shaded box above. * E-MAIL paper@investorelections.com * If requesting material by e-mail, please send a blank e-mail with the 12-digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. The Real Good Food Company, Inc. Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report or Form 10-K Meeting Type: Annual Meeting of Stockholders Date: Wednesday, August 16, 2023 Time: 9:00 AM, Pacific Time Place: Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/RGF for more details. You must register to attend the 2023 Annual Meeting online and/or participate at www.proxydocs.com/RGF. SEE REVERSE FOR FULL AGENDA

The Real Good Food Company, Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 3 PROPOSAL 1. To elect two Class II directors for a three-year term to expire at the 2026 Annual Meeting of Stockholders. 1.01 Timothy K. Hussman 1.02 Gerard G. Law 2. To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. 3. To approve the amendment and restatement of the 2021 Stock Incentive Plan (the “2021 Plan”) to authorize an additional 1,500,000 shares of Class A Common Stock to be available for issuance under the 2021 Plan. 4. The transaction of such other business as may properly be brought before the Annual Meeting, or any adjournment or postponement thereof.